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                                                                   Exhibit 10.24

                      SMITH BARNEY FUTURES MANAGEMENT INC.
         388 GREENWICH STREET, 25TH FLOOR, NEW YORK, NEW YORK 10013-2396



JULY 29, 1994




PRAGMA, INC.
7150 Greenville Avenue
Suite 101 LB-340
Dallas, Texas 75231

Attention: Mr. John Alban III

         Re: Smith Barney Select Advisors Futures Fund, F-1000 Futures Fund LP., Series VIII, F-1000 Futures Fund L.P., Series IX and Shearson Lehman Futures 1000 Plus, L.P.

Dear John:

     Please be advised that we are reallocating away from Pragma, Inc. all of the assets under management for the Smith Barney Select Advisors Futures Fund, F-1000 Futures Fund L.P., Series VIII, F-1000 Futures Fund L.P., Series IX and Shearson Lehman Futures 1000 Plus, L.P. effective July 29, 1994. Please liquidate all of your positions accordingly.

     We will send you a termination notice within thirty days. If you have any questions, please call me at (212) 464-6452.

Sincerely,

SMITH BARNEY SHEARSON FUTURES MANAGEMENT INC.



/s/ Daniel A. Dantuono
--------------------------
Daniel A. Dantuono
Chief Financial Officer &
Treasurer


DAD/sp

cc:  Dan McAuliffe
     Alex Sloane
     Shelley Ullman
     Dave Vogel